                                                                  EXHIBIT (e)(3)

[LOGO] AIG American General                        Platinum Investor Survivor II
                                      Joint and Last Survivor Variable Universal
                                         Life Insurance Supplemental Application

American General Life Insurance Company, ("AGL")
A member company of American International Group, Inc.
Home Office: Houston, Texas
--------------------------------------------------------------------------------
(This supplement must accompany the appropriate application for life insurance.)
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Applicant Information -- Supplement to the application on the lives of
--------------------------------------------------------------------------------

John Doe                      Jane Doe                  06/01/04
Name of Proposed Contingent   Name of Other Proposed    Date of application for
Insured                       Contingent Insured        life insurance

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Initial Allocation Percentages
--------------------------------------------------------------------------------

Investment Options    In the "Premium Allocation" column, indicate how each
                      premium received is to be allocated. In the "Deduction
                      Allocation" column, indicate which investment options are to be used for the deduction of monthly account charges.
                      Total allocations in each column must equal 100%. Use whole percentages only.

                                                           PREMIUM     DEDUCTION
                                                         ALLOCATION   ALLOCATION
                                                         ----------   ----------
[(18) AGL Declared Fixed Interest Account                     100%         100%

AIM Variable Insurance Funds
(130) AIM V.I. International Growth                              %            %
                                                           ------       ------
(131) AIM V.I. Premier Equity                                    %            %
                                                           ------       ------

The Alger American Fund
(186) Alger American Leveraged AllCap                            %            %
                                                           ------       ------
(185) Alger American MidCap Growth                               %            %
                                                           ------       ------

American Century Variable Portfolios, Inc.
(153) VP Value                                                   %            %
                                                           ------       ------

Credit Suisse Trust
(173) Small Cap Growth                                           %            %
                                                           ------       ------

Dreyfus Investment Portfolios
(155) MidCap Stock                                               %            %
                                                           ------       ------

Dreyfus Variable Investment Fund
(140) Developing Leaders                                         %            %
                                                           ------       ------
(139) Quality Bond                                               %            %
                                                           ------       ------

Fidelity Variable Insurance Products
(159) VIP Asset Manager                                          %            %
                                                           ------       ------
(158) VIP Contrafund                                             %            %
                                                           ------       ------
(156) VIP Equity-Income                                          %            %
                                                           ------       ------
(157) VIP Growth                                                 %            %
                                                           ------       ------
(180) VIP Mid Cap                                                %            %
                                                           ------       ------

Franklin Templeton Variable Insurance Products Trust
(176) FT Foreign Securities                                      %            %
                                                           ------       ------
(175) FT Mutual Shares Securities                                %            %
                                                           ------       ------
(181) FT Small Cap Value Securities                              %            %
                                                           ------       ------
(174) FT U.S. Government                                         %            %
                                                           ------       ------

Janus Aspen Series
(160) International Growth                                       %            %
                                                           ------       ------
(162) Mid Cap Growth                                             %            %
                                                           ------       ------
(161) Worldwide Growth                                           %            %
                                                           ------       ------

J.P. Morgan Series Trust II
(184) JPMorgan Mid Cap Value                                     %            %
                                                           ------       ------
(163) JPMorgan Small Company                                     %            %
                                                           ------       ------

MFS Variable Insurance Trust
(165) MFS Capital Opportunities                                  %            %
                                                           ------       ------
(141) MFS Emerging Growth                                        %            %
                                                           ------       ------
(166) MFS New Discovery                                          %            %
                                                           ------       ------
(164) MFS Research                                               %            %
                                                           ------       ------

Neuberger Berman Advisers Management Trust
(167) Mid-Cap Growth                                             %            %
                                                           ------       ------

Oppenheimer Variable Account Funds
(182) Oppenheimer Balanced                                       %            %
                                                           ------       ------
(183) Oppenheimer Global Securities                              %            %
                                                           ------       ------

PIMCO Variable Insurance Trust
(169) PIMCO Real Return                                          %            %
                                                           ------       ------
(168) PIMCO Short-Term                                           %            %
                                                           ------       ------
(170) PIMCO Total Return                                         %            %
                                                           ------       ------

Putnam Variable Trust
(144) Putnam VT Diversified Income                               %            %
                                                           ------       ------
(145) Putnam VT Growth and Income                                %            %
                                                           ------       ------
(146) Putnam VT Int'l Growth and Income                          %            %
                                                           ------       ------

SunAmerica Series Trust
(179) Aggressive Growth                                          %            %
                                                           ------       ------
(178) SunAmerica Balanced                                        %            %
                                                           ------       ------

The Universal Institutional Funds, Inc.
(142) Equity Growth                                              %            %
                                                           ------       ------
(143) High Yield                                                 %            %
                                                           ------       ------

VALIC Company I
(132) International Equities                                     %            %
                                                           ------       ------
(133) Mid Cap Index                                              %            %
                                                           ------       ------
(134) Money Market I                                             %            %
                                                           ------       ------
(136) Nasdaq-100Index                                            %            %
                                                           ------       ------
(137) Science & Technology                                       %            %
                                                           ------       ------
(138) Small Cap Index                                            %            %
                                                           ------       ------
(135) Stock Index                                                %            %
                                                           ------       ------

Van Kampen Life Investment Trust
(177) Growth and Income                                          %            %
                                                           ------       ------

Vanguard Variable Insurance Fund
(171) High Yield Bond                                            %            %
                                                           ------       ------
(172) REIT Index                                                 %            %
                                                           ------       ------

Other:                                                           %            %
                                                           ------       ------
                                                              100%         100%]

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AGLC0461-2001 Rev0504               Page 1 of 5

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Dollar Cost Averaging (DCA)
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Dollar Cost           ($5,000 Minimum Beginning Accumulation Value) An amount
Averaging (DCA)       can be systematically transferred from any one investment
                      option and directed to one or more of the investment options below. The AGL Declared Fixed Interest Account is not available for DCA. Please refer to the prospectus for more information on the DCA option.

                      NOTE: DCA is not available if the Automatic Rebalancing option has been chosen.

                      Day of the month for transfers:       (Choose a day of the
                                                      ----- month between 1-28.)

                      Frequency of transfers: [ ] Monthly [ ] Quarterly
                                              [ ] Semiannually [ ] Annually

                      DCA to be made from the following investment
                      option:
                              ------------------------------------

                      Transfer $                             ($100 minimum,
                                 --------------------------- Whole Dollars Only)

[ AIM Variable Insurance Funds
(130) AIM V.I. International Growth                             $
                                                                 ------------
(131) AIM V.I. Premier Equity                                   $
                                                                 ------------
The Alger American Fund
(186) Alger American Leveraged AllCap                           $
                                                                 ------------
(185) Alger American MidCap Growth                              $
                                                                 ------------
American Century Variable Portfolios, Inc.
(153) VP Value                                                  $
                                                                 ------------
Credit Suisse Trust
(173) Small Cap Growth                                          $
                                                                 ------------

Dreyfus Investment Portfolios
(155) MidCap Stock                                              $
                                                                 ------------

Dreyfus Variable Investment Fund
(140) Developing Leaders                                        $
                                                                 ------------
(139) Quality Bond                                              $
                                                                 ------------
Fidelity Variable Insurance Products
(159) VIP Asset Manager                                         $
                                                                 ------------
(158) VIP Contrafund                                            $
                                                                 ------------
(156) VIP Equity-Income                                         $
                                                                 ------------
(157) VIP Growth                                                $
                                                                 ------------
(180) VIP Mid Cap                                               $
                                                                 ------------
Franklin Templeton Variable Insurance Products Trust
(176) FT Foreign Securities                                     $
                                                                 ------------
(175) FT Mutual Shares Securities                               $
                                                                 ------------
(181) FT Small Cap Value Securities                             $
                                                                 ------------
(174) FT U.S. Government                                        $
                                                                 ------------
Janus Aspen Series
(160) International Growth                                      $
                                                                 ------------
(162) Mid Cap Growth                                            $
                                                                 ------------
(161) Worldwide Growth                                          $
                                                                 ------------
J.P. Morgan Series Trust II
(184) JPMorgan Mid Cap Value                                    $
                                                                 ------------
(163) JPMorgan Small Company                                    $
                                                                 ------------
MFS Variable Insurance Trust
(165) MFS Capital Opportunities                                 $
                                                                 ------------
(141) MFS Emerging Growth                                       $
                                                                 ------------
(166) MFS New Discovery                                         $
                                                                 ------------
(164) MFS Research                                              $
                                                                 ------------
Neuberger Berman Advisers Management Trust
(167) Mid-Cap Growth                                            $
                                                                 ------------
Oppenheimer Variable Account Funds
(182) Oppenheimer Balanced                                      $
                                                                 ------------
(183) Oppenheimer Global Securities                             $
                                                                 ------------
PIMCO Variable Insurance Trust
(169) PIMCO Real Return                                         $
                                                                 ------------
(168) PIMCO Short-Term                                          $
                                                                 ------------
(170) PIMCO Total Return                                        $
                                                                 ------------
Putnam Variable Trust
(144) Putnam VT Diversified Income                              $
                                                                 ------------
(145) Putnam VT Growth and Income                               $
                                                                 ------------
(146) Putnam VT Int'l Growth and Income                         $
                                                                 ------------
SunAmerica Series Trust
(179) Aggressive Growth                                         $
                                                                 ------------
(178) SunAmerica Balanced                                       $
                                                                 ------------
The Universal Institutional Funds, Inc.
(142) Equity Growth                                             $
                                                                 ------------
(143) High Yield                                                $
                                                                 ------------
VALIC Company I
(132) International Equities                                    $
                                                                 ------------
(133) Mid Cap Index                                             $
                                                                 ------------
(134) Money Market I                                            $
                                                                 ------------
(136) Nasdaq-100Index                                           $
                                                                 ------------
(137) Science & Technology                                      $
                                                                 ------------
(138) Small Cap Index                                           $
                                                                 ------------
(135) Stock Index                                               $
                                                                 ------------
Van Kampen Life Investment Trust
(177) Growth and Income                                         $
                                                                 ------------
Vanguard Variable Insurance Fund
(171) High Yield Bond                                           $
                                                                 ------------
(172) REIT Index                                                $
                                                                 ------------
Other:                                                          $             ]
                                                                 ------------

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Automatic Rebalancing
--------------------------------------------------------------------------------

Automatic             ($5,000 Minimum Beginning Accumulation Value) Variable
Rebalancing           division assets will be automatically rebalanced based on
                      the premium percentages designated on Page 1 of this form.
                      If the AGL Declared Fixed Interest Account has been designated for premium allocation, the rebalancing will be based on the proportion allocated to the variable divisions. Please refer to the prospectus for more information on the Automatic Rebalancing option.

                      Check Here for Automatic Rebalancing Frequency:
                      [ ] Quarterly [ ] Semiannually [ ] Annually

                      NOTE: Automatic Rebalancing is not available if the Dollar Cost Averaging option has been chosen.

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AGLC0461-2001 Rev0504               Page 2 of 5

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Modified Endowment Contract
--------------------------------------------------------------------------------

Contract If any premium payment causes the policy to be classified as a modified endowment contract under Section 7702A of the Internal Revenue Code, there may be potentially adverse tax consequences. Such consequences include: (1) withdrawals or loans being taxed to the extent of gain; and (2) a 10% penalty tax on the taxable amount. In order to avoid modified endowment status, I request any excess premium that could cause such status to be refunded.
                      [X] YES [ ] NO

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Authorization for Transactions
--------------------------------------------------------------------------------

                      I (or we, if Joint Owners), hereby authorize AGL to act on telephone instructions or e-service instructions, if elected, to transfer values among the variable divisions and the AGL Declared Fixed Interest Account and to change allocations for future premium payments and monthly deductions given by:

                      [ ] Policy Owner(s)-- if Joint Owners, either of us
                          acting independently.

Initial appropriate   [ ] Policy Owner(s) or the Agent/Registered Representative
box here:                 who is appointed to represent AGL and the firm
                          authorized to service my policy.

                      AGL and any person designated by this authorization will not be responsible for any claim, loss or expense based upon telephone instructions or e-service instructions received and acted on in good faith, including losses due to telephone instruction or e-service communication errors. AGL's liability for erroneous transfers and allocations, unless clearly contrary to instructions received, will be limited to correction of the allocations on a current basis. If an error, objection or other claim arises due to a telephone instruction or e-service instruction, I will notify AGL in writing within five working days from receipt of confirmation of the transaction from AGL. I understand that this authorization is subject to the terms and provisions of my variable universal life insurance policy and its related prospectus. This authorization will remain in effect until my written notice of its revocation is received by AGL at its home office.

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Suitability
--------------------------------------------------------------------------------

All questions must    1.   Have you, the Proposed Insured or
be answered.               Owner (if different), received the
                           variable universal life insurance
                           policy prospectus and the
                           investment choices brochure
                           describing the investment options?    [X] yes [ ] no

                      2.   Do you understand and acknowledge:

                           a.   THAT THE POLICY APPLIED FOR IS
                                VARIABLE, EMPLOYS THE USE OF
                                SEGREGATED ACCOUNTS WHICH
                                MEANS THAT YOU NEED TO RECEIVE
                                AND UNDERSTAND CURRENT
                                PROSPECTUSES FOR THE POLICY
                                AND THE UNDERLYING ACCOUNTS?     [X] yes [ ] no

                           b.   THAT ANY BENEFITS, VALUES OR
                                PAYMENTS BASED ON PERFORMANCE
                                OF THE SEGREGATED ACCOUNTS MAY
                                VARY: AND                        [X] yes [ ] no

                                (1)  ARE NOT GUARANTEED BY THE
                                     COMPANY, ANY OTHER
                                     INSURANCE COMPANY, THE
                                     U.S. GOVERNMENT OR ANY
                                     STATE GOVERNMENT?           [X] yes [ ] no

                                (2)  ARE NOT FEDERALLY INSURED
                                     BY THE FDIC, THE FEDERAL
                                     RESERVE BOARD OR ANY
                                     OTHER AGENCY, FEDERAL OR
                                     STATE?                      [X] yes [ ] no

                           c.   THAT IN ESSENCE, ALL RISK IS
                                BORNE BY THE OWNER EXCEPT FOR
                                FUNDS PLACED IN THE AGL
                                DECLARED FIXED INTEREST
                                ACCOUNT?                         [X] yes [ ] no

                           d.   THAT THE POLICY IS DESIGNED TO
                                PROVIDE LIFE INSURANCE
                                COVERAGE AND TO ALLOW FOR THE
                                ACCUMULATION OF VALUES IN THE
                                SEGREGATED ACCOUNTS?             [X] yes [ ] no

                           e.   THE AMOUNT OR DURATION OF THE
                                DEATH BENEFIT MAY INCREASE OR
                                DECREASE, DEPENDING ON THE
                                INVESTMENT EXPERIENCE OF THE
                                SEPARATE ACCOUNT?                [X] yes [ ] no

                           f.   THE POLICY VALUES MAY INCREASE
                                OR DECREASE, DEPENDING ON THE
                                INVESTMENT EXPERIENCE OF THE
                                SEPARATE ACCOUNT, THE AGL
                                DECLARED FIXED INTEREST
                                ACCOUNT ACCUMULATION, AND
                                CERTAIN EXPENSE DEDUCTIONS?      [X] yes [ ] no

                      3.   Do you believe the Policy you
                           selected meets your insurance and
                           investment objectives and your
                           anticipated financial needs?          [X] yes [ ] no

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AGLC0461-2001 Rev0504               Page 3 of 5

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Electronic Delivery Consent
--------------------------------------------------------------------------------

                      The American General Life Insurance Company ("AGL") is capable of providing contract and investment option prospectuses, supplements, statements of additional information, and reports via e-mail or CD-ROM. In order to verify your e-mail receipt of these documents, we must obtain your consent to this type of delivery format.

                      This consent authorizes AGL, with respect to AGL's variable universal life insurance policies, to deliver the following communications via e-mail or CD-ROM:

                      .    Contract prospectuses and supplements
                      .    Investment option prospectuses and supplements
                      .    Statements of additional information
                      .    Annual and semi-annual investment option reports

                      This consent to delivery by e-mail or CD-ROM has no expiration date. You may change or cancel your consent at any time by writing to us at The American General Life Insurance Company, P.O. Box 4880 Houston, Texas 77210-4880. Attn: Policy Owner Services. You may also receive a paper copy of any communication at no additional charge by writing to us at the above address.

                      In order to participate in this delivery method you must have access to the following:

                      .    A personal computer with CD-ROM hardware and software
                      .    Browser software, such as Microsoft Internet
                           Explorer, Netscape Communicator, or equivalent,
                      .    Communication access to the Internet.

                      Should you wish to print materials that have been delivered via e-mail or CD-ROM you must also have access to a printer. Materials will be published using Portable Document Format (PDF). In order to view PDF documents, you must have Adobe Acrobat Reader software, which is available for download free-of-charge from http://www.adobe.com/products/acrobat/readstep2.html.

                      We reserve the right to mail paper copies instead of providing electronic delivery. In the event that e-mail delivery is unsuccessful, we will mail paper copies. You must notify us every time you change your e-mail address.

                      Your e-mail address will be used solely for AGL's database management regarding the electronic delivery of the communications listed above. Your e-mail address will not be sold or distributed to third parties.

                      By signing this consent, I acknowledge that I have read and understand all of the above-mentioned terms and conditions of this enrollment.

                      I consent to receive electronic delivery of the documents specified above.


                      ----------------------------   ---------------------------
                      Signature of Owner             Please provide your e-mail
                                                     address

                      If you prefer CD-ROM Delivery, please check here [ ]

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AGLC0461-2001 Rev0504               Page 4 of 5

--------------------------------------------------------------------------------
 Signatures
--------------------------------------------------------------------------------

Signatures            Signed at (city, state) Anytown, USA


                      Print name of Broker/Dealer
                                                  -----------------------------------------------------------------


                      X Registered Representative          State license #                          Date
                                                  --------                 ------------------------      ----------


                      X Proposed Contingent Insured John Doe                                          Date 06/01/04


                      X Other Proposed Contingent Insured Jane Doe                                    Date 06/01/04


                      X Owner                                                                         Date
                              -----------------------------------------------------------------------      --------
                      (If different from Proposed Contingent Insured)


                      X Additional Owner                                                              Date
                                         ------------------------------------------------------------      --------
                      (If different from Other Proposed Contingent Insured)

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AGLC0461-2001 Rev0504               Page 5 of 5